Exhibit 99.1

FOR IMMEDIATE RELEASE

National Commerce Corporation Announces Closing of Private Bancshares, Inc. Merger

Private Bank of Buckhead, Private Bank of Decatur and PrivatePlus Mortgage now part of National Bank of Commerce family

BIRMINGHAM, AL (January 1, 2017) – National Commerce Corporation (Nasdaq: NCOM) (“NCC”), the parent company of National Bank of Commerce (“NBC”), headquartered in Birmingham, Alabama, announced today the completion of the merger of Private Bancshares, Inc. (“PBI”), the parent company of Private Bank of Buckhead, with and into NCC. Concurrently with the merger, Private Bank of Buckhead merged with and into NBC. As a result of the merger, Private Bank of Buckhead is now part of NBC but will continue to operate under the “Private Bank of Buckhead,” “Private Bank of Decatur” and “PrivatePlus Mortgage” trade names, and its management team will continue with NBC.

“We are extremely excited to partner with the team at Private Bank of Buckhead, including Private Bank of Decatur and PrivatePlus Mortgage,” said Richard Murray, IV, President and Chief Operating Officer of NCC. “Charlie Crawford and his team have a strong track record of customer service, growth and credit quality, and we believe that they are an excellent cultural fit for our company. We welcome the clients, shareowners, and employees of PBI and Private Bank of Buckhead to NCC. We look forward to working together to continue to build our company.”

Charles B. (Charlie) Crawford, Jr., President, Chief Executive Officer, and Chairman of PBI and Private Bank of Buckhead, spoke about the merger, saying, “We are very pleased to join with our friends at NCC. The combined bank enables us to continue to serve our clients as part of a larger organization, but one with its roots in community banking. We have known the NCC team for many years, and we believe that this merger will be beneficial for our clients, our stockholders, our employees and the communities that we serve. We are also excited to partner with Mike Holcomb and his team in the Atlanta market. This is a great new chapter coming on the heels of our recent tenth anniversary on December 11, 2016.”

In conjunction with the closing of the merger, Joel S. Arogeti, a director of PBI and Private Bank of Buckhead, has been appointed to the Boards of Directors of both NCC and NBC. Arogeti, a recognized community leader, is the President and Chief Executive Officer of the law firm Kitchens Kelley Gaynes, P.C.

Keefe, Bruyette & Woods, Inc. acted as financial adviser to NCC, and Maynard, Cooper & Gale, P.C. acted as its legal adviser. Bank Street Partners, LLC acted as financial adviser to PBI, and Bryan Cave LLP acted as its legal adviser.

About National Commerce Corporation

National Commerce Corporation (Nasdaq: NCOM), a Delaware corporation, is a financial holding company headquartered in Birmingham, Alabama. Substantially all of the operations of National Commerce Corporation are conducted through the company’s wholly owned subsidiary, National Bank of Commerce. National Bank of Commerce currently operates seven full-service banking offices in Alabama, ten full-service banking offices in central and northeast Florida (including under the trade names United Legacy Bank and Reunion Bank of Florida) and two full-service banking offices in Atlanta, Georgia (including under the trade names Private Bank of Buckhead, Private Bank of Decatur and PrivatePlus Mortgage). National Bank of Commerce provides a broad array of financial services for commercial and consumer customers.

Additionally, National Bank of Commerce owns a majority stake in Corporate Billing, LLC, a transaction-based finance company based in Decatur, Alabama that provides factoring, invoicing, collection and accounts receivable management services to transportation companies and automotive parts and service providers throughout the United States and parts of Canada.

National Commerce Corporation files periodic reports with the U.S. Securities and Exchange Commission (the “SEC”). Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.nationalbankofcommerce.com. More information about National Commerce Corporation and National Bank of Commerce may be obtained at www.nationalbankofcommerce.com.

Contact Information

Richard Murray, IV	Charles B. (Charlie) Crawford, Jr.
President and Chief Operating Officer	Private Bank of Buckhead, a division of
National Commerce Corporation	National Bank of Commerce
(205) 313-8103	(404) 264-7979
rmurray@nationalbankofcommerce.com	CharlieCrawford@privatebankofbuckhead.com

Forward-Looking Statements

Certain statements contained in this press release that are not statements of historical fact constitute forward-looking statements for which NCC claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in NCC’s future filings with the SEC, in press releases and in oral and written statements made by NCC or with NCC’s approval that are not statements of historical fact and that constitute forward-looking statements within the meaning of the Act. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include difficulties, delays and unanticipated costs in integrating NBC’s and Private Bank of Buckhead’s businesses or realizing expected cost savings and other benefits; business disruptions as a result of the integration of the merging organizations, including possible loss of customers; diversion of management time to address transaction-related issues; and changes in asset quality and credit risk as a result of the merger. These risks also include a number of factors related to the business of NCC and the banking business generally, including various risks to stockholders of not receiving dividends; risks to NCC’s ability to pursue growth opportunities; various risks to the price and volatility of NCC’s common stock; NCC’s ability to incur additional financial obligations in the future; risks associated with NCC’s possible pursuit of future acquisitions; economic conditions in NCC’s current service areas, including the new service areas created by the merger; system failures; losses of large customers; disruptions in relationships with third-party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing banking; high costs of regulatory compliance; the impact of legislation and regulatory changes on the banking industry; and liability and compliance costs regarding banking regulations.

Forward-looking statements made by NCC in this press release or elsewhere speak only as of the date on which the statements were made. You are advised to read the risk factors in NCC’s most recently filed Annual Report on Form 10-K and subsequent filings with the SEC, which are available through the website maintained by the SEC at www.sec.gov or by accessing information available at www.nationalbankofcommerce.com. New risks and uncertainties arise from time to time, and it is impossible for NCC to predict these events or how they may affect it or its anticipated results. NCC has no duty to, and does not intend to, update or revise the forward-looking statements in this press release, except as may be required by law. In light of these risks and uncertainties, readers should keep in mind that any forward-looking statement made in this press release may not occur. All information presented herein is as of the date of this release unless otherwise noted.